UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 14, 2007

FELCOR LODGING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Delaware	333-3959-01	75-2544994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Fwy., Suite 1300 Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(972) 444-4900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On December 14, 2007, in connection with the acquisitions described in Item 2.01 below, certain subsidiaries of FelCor Lodging Limited Partnership (the “Company”), the operating partnership of FelCor Lodging Trust Incorporated (“FelCor”), entered into assumption agreements and related loan documents by which they assumed approximately $177 million in existing debt. See Item 2.03 below.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 14, 2007, FelCor and the Company completed the acquisition of the Renaissance Esmeralda Resort & Spa (the Esmeralda) in Indian Wells, California and the Renaissance Vinoy Resort & Golf Club (the Vinoy) in St. Petersburg, Florida (the “Properties”) for the aggregate purchase price of $225 million. The Properties were acquired by FelCor Esmeralda (SPE), L.L.C. and FelCor St. Pete (SPE), L.L.C. (the “Buyers”), wholly-owned subsidiaries of the Company, from affiliates of Walton Street Capital and certain other parties (the “Sellers”). The Sellers and their affiliates have no material relationship with FelCor, us or our subsidiaries, other than through the purchase contracts. Other indirect wholly-owned subsidiaries of the Company, FelCor Esmeralda Leasing (SPE), L.L.C. and FelCor St. Pete Leasing (SPE), L.L.C. (the “Operating Lessees”), will operate the Properties pursuant to operating leases entered into simultaneously with the closing of the acquisition. In connection with the acquisitions, these Operating Lessees have assumed the existing management agreements with subsidiaries of Marriott International, Inc. for continued management of the Properties.

The 361-room Renaissance Vinoy features an 18-hole golf course and club house, a 74-slip marina, tennis facility, over 50,000 square feet of indoor and outdoor meeting space, restaurants, day spa, historical museum and the private Vinoy Club. The 560-room Renaissance Esmeralda is situated on 70 acres and has over 90,000 square feet of indoor and outdoor meeting space. Other amenities include a 12,000 square foot spa, restaurants and a tennis facility. The resort is part of the 36-hole Indian Wells Golf Resort.

The acquisitions were funded primarily by the assumption of approximately $177 million in loans. See Item 2.03 below, which is incorporated herein by reference. The remaining acquisition funds of approximately $48 million were contributed to the capital of the Buyers by the Company, their sole member, primarily from the Company’s available cash.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 14, 2007, in connection with the acquisitions described in Item 2.01 above, Buyers and Operating Lessees (the “Borrowers”) entered into assumption agreements, amended and restated loan agreements and other loan documents whereby the Borrowers assumed the indebtedness under Seller’s existing loans for the Properties with Greenwich Capital Financial Products, Inc. (the “Lender”). The outstanding principal balance assumed under these loans was $87.975 million, with respect to the Renaissance Esmeralda, and $89.25 million, with respect to the Renaissance Vinoy. The loans each have an initial maturity date of May 1, 2009 with three one-year extension options and each bears interest at a floating rate of one-month LIBOR plus 155 basis points. A LIBOR Rate Cap Agreement is in place during the initial term of each of the loans that caps the LIBOR rate at 6.25%. Each loan is secured by the applicable Property and is non-recourse against the applicable Borrowers. Prior to the maturity date, Borrowers are required to make monthly interest-only payments to Lender, with the outstanding principal balance of each loan being due on the maturity date.

Item 8.01	Other Events.

On December 20, 2007, FelCor issued a press release announcing the acquisition described in Item 2.01 above and the loan assumptions described in Item 2.03 above. A copy of the press release was filed with FelCor’s Form 8-K filed on December 20, 2007 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The Esmeralda and the Vinoy were acquired from WSRH Indian Wells Mezz, LLC (Indian Wells) and WSRH VSP Mezz, LP and WSRH Club VSP, LLC (VSP), respectively. Indian Wells and VSP were formed by the seller, affiliates of Walton Street Capital and certain other parties, to own and operate the Esmeralda and Vinoy, respectively. Indian Wells and VSP are unrelated to the Company and FelCor and were established for the sole purpose of the ownership and operation of the acquired hotels.

The audited consolidated balance sheet of Indian Wells as of December 31, 2006 and the related consolidated statements of income, cash flows and members’ equity for the year ended December 31, 2006 were filed with FelCor’s Form 8-K/A filed on February 11, 2008, and are incorporated herein by reference. The audited combined consolidated balance sheet of VSP as of December 31, 2006 and the related combined consolidated statements of income, cash flows and partners’ capital for the year ended December 31, 2006 were filed with FelCor’s Form 8-K/A filed on February 11, 2008, and are incorporated herein by reference.

The unaudited consolidated balance sheet of Indian Wells as of September 30, 2007 and the related unaudited consolidated statements of income and cash flows for the nine months ended September 30, 2007 and 2006 were filed with FelCor’s Form 8-K/A filed on February 11, 2008, and are incorporated herein by reference. The unaudited combined consolidated balance sheet of VSP as of September 30, 2007 and the related unaudited consolidated statements of income and cash flows for the nine months ended September 30, 2007 and 2006 were filed with FelCor’s Form 8-K/A filed on February 11, 2008, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma combined balance sheet of the Company as of September 30, 2007 and the unaudited pro forma combined statements of operations of the Company for the nine months ended September 30, 2007 and the year ended December 31, 2006 are attached hereto as Exhibit 99.5 and incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1*

Press Release, dated December 20, 2007, announcing the acquisition of the Renaissance Esmeralda Resort & Spa and the Renaissance Vinoy Resort & Golf Club, and the assumption of the existing indebtedness in connection therewith.

99.2**	WSRH Indian Wells Mezz, LLC – Audited Consolidated Financial Statements.
99.3**	WSRH VSP Mezz, LP and WSRH Club VSP, LLC – Audited Combined Consolidated Financial Statements.
99.4**	WSRH Indian Wells Mezz, LLC – Unaudited Consolidated Financial.
99.5**	WSRH VSP Mezz, LP and WSRH Club VSP, LLC – Unaudited Combined Consolidated Financial Statements.
99.6	FelCor Lodging Limited Partnership – Unaudited Pro Forma Consolidated Financial Statements.

*Filed as an exhibit to FelCor’s Form 8-K filed on December 20, 2007, and incorporated herein by reference.

**Filed as an exhibit to FelCor’s Form 8-K/A filed on February 11, 2008, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING LIMITED PARTNERSHIP (Registrant)

	By:	FelCor Lodging Trust Incorporated,
its general partner

Date: February 11, 2008	By:	/s/ Jonathan H. Yellen
		Name:	Jonathan H. Yellen
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1*

Press Release, dated December 20, 2007, announcing the acquisition of the Renaissance Esmeralda Resort & Spa and the Renaissance Vinoy Resort & Golf Club, and the assumption of existing indebtedness in connection therewith.

99.2**	WSRH Indian Wells Mezz, LLC – Audited Consolidated Financial Statements.
99.3**	WSRH VSP Mezz, LP and WSRH Club VSP, LLC – Audited Combined Consolidated Financial Statements.
99.4**	WSRH Indian Wells Mezz, LLC – Unaudited Consolidated Financial.
99.5**	WSRH VSP Mezz, LP and WSRH Club VSP, LLC – Unaudited Combined Consolidated Financial Statements.
99.6	FelCor Lodging Limited Partnership – Unaudited Pro Forma Consolidated Financial Statements.

*Filed as an exhibit to FelCor’s Form 8-K filed on December 20, 2007, and incorporated herein by reference.

**Filed as an exhibit to FelCor’s Form 8-K/A filed on February 11, 2008, and incorporated herein by reference.